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                                    GUARANTY

Annexed to and forming a part of Lease dated June 30, 1999, by and between MAPLE LANE ACQUISITION LIMITED LIABILITY COMPANY, Landlord, and CREATIVE CONCEPTS IN IDVERTISING, INC., Tenant.

         The undersigned, HA-LO INDUSTRIES, INC., an Illinois corporation (hereinafter sometimes referred to as the "Guarantor"), whose address is 5980 W. Touhy Avenue, Niles, Illinois 60714, in consideration of the leasing of the leased premises described in the annexed Lease ("Lease") to the above named Tenant ("Tenant"), does hereby covenant and agree as follows:

A. The undersigned does hereby absolutely, unconditionally and irrevocably guarantee the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Lease. If Tenant shall default at any time in the payment of any rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, beyond any applicable notice and cure period, then the undersigned, at its expense, shall on demand of said Landlord ("Landlord") fully and promptly, and well and truly, pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant, under or pursuant to the Lease, and in addition shall on Landlord's demand pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including actual attorneys' fees and litigation costs), that may arise in consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or non-performance by Tenant.

B. The obligations of the undersigned hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. The undersigned waives any right to require Landlord to proceed against Tenant or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant, or otherwise.

C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under, the Lease, except for modifications to this Guaranty consented to in writing by Landlord and any mortgagee of the leased premises (or its successors or assigns with respect to the loan secured by the mortgage, or any part thereof or any interest therein). Without limiting the foregoing, this Guaranty shall be applicable to

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     any obligations of Tenant arising in connection with a termination of the
     Lease, whether voluntary or otherwise. The undersigned hereby waives notices of any of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all concessionaires, licensees, franchisees, department operators, assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the leased premises, as fully as if any of the same were the named Tenant under the Lease.

D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied other collateral at any time given as security for Tenant's obligations (including other guaranties) and/or released Tenant from the performance of its obligations under the Lease or terminated the Lease.

E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the Lease in any such proceedings or otherwise.

F. This Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Landlord, Tenant and the undersigned. Landlord may, without notice, assign this Guaranty in whole or in part to any purchaser or mortgagee of the leased premises (or its successors or assigns with respect to the loan secured by the mortgage, or any part thereof or any interest therein).

G. In the event that Landlord should institute any suit against the undersigned for violation of or to enforce any of the covenants or conditions of this Guaranty or to enforce any right of Landlord hereunder, or should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party to enforce or protect the intervening party's interest or rights hereunder, the prevailing party shall receive from the other party all costs and expenses paid or incurred by the prevailing party in connection therewith, including, without limitation, the actual fees of its attorney(s), to be determined by the court and taxed as a part of the costs therein.

H. The undersigned hereby waives trial by jury in any action, proceeding or counterclaim brought by any person or entity with respect to any matter whatsoever arising out of or in any way connected with: this Guaranty; the Lease; any liability or obligation of Tenant in any manner related to the leased premises; any claim of injury or damage in any way related to the Lease or the leased premises; any act or omission of Tenant, its agents, employees, contractors, suppliers, servants, customers or licensees; or any aspect of the use or occupancy of, or the conduct of business in, on or from the leased premises. The undersigned

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     shall not impose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of rent in any action brought by Landlord against the undersigned under this Guaranty, but shall retain the right to pursue a separate action. The undersigned shall not be entitled to make, and hereby waives, any and all defenses against any claim asserted by Landlord or in any suit or action instituted by Landlord to enforce this Guaranty or the Lease. In addition, the undersigned hereby waives, both with respect to the Lease and with respect to this Guaranty, any and all rights which are waived by Tenant under the Lease, in the same manner as if all such waivers were fully restated herein. The liability of the undersigned under this Guaranty is primary and unconditional.

I. The undersigned shall not be subrogated, and hereby waives any and all rights of subrogation (if any), to any of the rights of Landlord under the Lease or otherwise, or to or in the leased premises thereunder, which may arise by reason of any of the provisions of this Guaranty or by reason of the performance by the undersigned of any of its obligations hereunder. The undersigned shall look solely to Tenant for any recoupment of any payments made or costs or expenses incurred by the undersigned pursuant to this Guaranty.

J. Any default or failure by the undersigned to perform any of its obligations under this Guaranty shall be deemed to be an immediate default by Tenant under the Lease.

K. The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor hereunder.

L. This Guaranty shall be construed and enforced in accordance with the laws of the State of Michigan. If any provision of this Guaranty, or the application thereof to any person or circumstances, shall, to any extent be invalid or unenforceable, the remaining provisions of this Guaranty shall not be affected thereby and shall be valid and enforceable.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty this day of June, 1999.

WITNESSES:

                                              HA-LO INDUSTRIES, INC.,
                                              a Illinois corporation

                                              By:
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                                              Its:
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